CONSOLIDATED STATEMENTS OF CASH FLOWS - HKD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Operating activities
Net Income (Loss)	$ (7,910)	$ (66)	$ (3,225)
Changes in operating assets and liabilities:
Deposits, prepayment and other receivables	4,269	(715)	(423)
Other payables and accruals	(635)	398	(345)
Tax payables	(12,980)	1,047	907
Net cash (used in)/generated from operating activities	(17,256)	664	(3,086)
Investing activity
(Purchase)/Proceeds from disposal of plant and machinery	445	(7)	0
Net cash (used in)/generated from investing activity	445	(7)	0
Financing activity
Dividends paid	(35,321)	0	0
Net cash used in financing activity	(35,321)	0	0
Net (decrease)/increase in cash and cash equivalents	(52,132)	657	(3,086)
Cash and cash equivalents, beginning of year	96,303	95,646	98,732
Cash and cash equivalents, end of year	44,171	96,303	95,646
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest income	4,543	4,065	917
Income taxes paid	$ (16,930)	$ 0	$ 0